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                                                                    Exhibit 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Crawford & Company (the "Company") on Form 10-Q for the period ending June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, W. Bruce Swain, Jr., Senior Vice President, Controller and Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 8, 2006                    /s/ W. Bruce Swain, Jr.
                                        ----------------------------------------
                                        W. Bruce Swain, Jr.
                                        Senior Vice President, Controller and
                                        Interim Chief Financial Officer